                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant / /
Filed by a Party other than the Registrant / /

Check the appropriate box:

/ / Preliminary Proxy Statement
/ / Confidential, for Use of the Commission Only (as permitted by
    Rule 14a-6(e)(2))
/X/ Definitive Proxy Statement
/ / Definitive Additional Materials
/ / Soliciting Material Pursuant to 240.14a-11(c) or 240.14a-12


                             SURGE COMPONENTS, INC.
-----------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


 -----------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/ No fee required
/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    1) Title of each class of securities to which transaction applies:


       ----------------------------------------------------------------------
    2) Aggregate number of securities to which transaction applies:


       ----------------------------------------------------------------------
    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):


       ----------------------------------------------------------------------
    4) Proposed maximum aggregate value of transaction:


       ----------------------------------------------------------------------

    5) Total fee paid:


       ----------------------------------------------------------------------

/ / Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1) Amount Previously Paid:

    ___________________________________________________________________________
    2) Form, Schedule or Registration Statement No.:

    ___________________________________________________________________________
    3) Filing Party:

    ___________________________________________________________________________
    4) Date Filed:

    ___________________________________________________________________________

                             SURGE COMPONENTS, INC.
                              1016 Grand Boulevard
                               Deer Park, NY 11729
                                 (516) 595-1818

                    Notice of Annual Meeting of Shareholders
                            to be held June 30, 1997

To the Shareholders of Surge Components, Inc.:

         You are cordially invited to attend the Annual Meeting of the Shareholders (the "Meeting") of Surge Components, Inc. (the "Company"), which will be held at the headquarters of the Company, 1016 Grand Boulevard, Deer Park, New York 11729, at 10:00 a.m., Eastern Standard Time, on June 30, 1997 to consider and act upon the following matters:

(1) The election of four (4) members to the Board of Directors to hold office for a one-year term or until their successors are duly elected and qualified. The persons nominated by the Board of Directors (Ira Levy, Steven J. Lubman, David Siegel and Mark Siegel) are described in the accompanying Proxy Statement.

(2) The ratification of the appointment of Seligson & Giannattasio, LLP as the Company's auditors for the fiscal year ending November 30, 1997.

(3) The transaction of such other business as may properly come before the Meeting or any adjournments thereof.

         Only shareholders of record at the close of business on May 19, 1997, will be entitled to notice of, and to vote at, the Meeting or any adjournments thereof.

         A list of shareholders entitled to vote at the Meeting will be open to examination by any shareholder, for any purpose germane to the meeting, at the offices of the Company, 1016 Grand Boulevard, Deer Park, New York 11729, during ordinary business hours for ten days prior to the Meeting. Such list shall also be available during the Meeting.

                                         By order of the Board of Directors,


                                         Steven J. Lubman, Secretary

Date:    Deer Park, New York
         June 2, 1997

--------------------------------------------------------------------------------
         WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE COMPLETE, SIGN AND DATE THE ENCLOSED PROXY CARD, AND RETURN IT TO THE COMPANY. THE PROXY MAY BE REVOKED AT ANY TIME BEFORE IT IS VOTED, AND SHAREHOLDERS EXECUTING PROXIES MAY ATTEND THE MEETING AND VOTE THERE IN PERSON SHOULD THEY SO DESIRE.
--------------------------------------------------------------------------------

                             SURGE COMPONENTS, INC.
                              1016 Grand Boulevard
                               Deer Park, NY 11729
                                 (516) 595-1818


                                 Proxy Statement

                         Annual Meeting of Shareholders

                                  June 30, 1997

         These proxy materials are furnished in connection with the solicitation of proxies by the Board of Directors of Surge Components, Inc., a New York corporation (the "Company"), for use at the Annual Meeting of Shareholders of the Company and for any adjournment or adjournments thereof (the "Meeting"), to be held at the headquarters of the Company, 1016 Grand Boulevard, Deer Park, New York 11729, at 10:00 a.m., Eastern Standard Time, on June 30, 1997 for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders. A Board of Directors' proxy (the "Proxy"), by means of which you may indicate your votes as to each of the proposals described in this Proxy Statement, is enclosed herewith.

         All Proxies which are properly completed, signed and returned to the Company prior to the Meeting, and which have not been revoked, will be voted in accordance with the shareholder's instructions contained in such Proxy. The affirmative vote by holders of a plurality of the votes cast by the holders of the Company's common shares, $.001 par value (the "Common Shares"), the only shares of the Company entitled to vote at the Meeting, is required for the election of Directors and by a majority of such votes cast on the proposal to approve the selection of auditors. In the absence of contrary instructions, shares represented by such Proxy will be voted "FOR" the election of the nominees for Directors as set forth herein (Proposal 1) and "FOR" the ratification of the appointment of the Company's auditors for the fiscal year ending November 30, 1997 (Proposal 2). Shares represented by proxies which are marked "abstain" for any Proposal on the proxy card and proxies which are marked to deny discretionary authority on all other matters will not be included in the vote totals, and therefore will have no effect on the vote. In addition, when brokers are prohibited from exercising discretionary authority for beneficial owners who have not provided voting instructions (commonly referred to as "broker non-votes"), those shares will not be included in the vote totals.

         The Board of Directors does not anticipate that any of its nominees will be unavailable for election and does not know of any other matters that may be brought before the Meeting. In the event that any other matter shall come before the Meeting or any nominee is not available for election, the persons named in the enclosed Proxy will have discretionary authority to vote all Proxies not marked to the contrary with respect to such matter in accordance with their best judgment.

         A shareholder may revoke his Proxy at any time before it is exercised by filing with the Secretary of the Company at its executive offices in Deer Park, New York, either a written notice of revocation or a duly executed Proxy bearing a later date, or by appearing in person at the Meeting and expressing a desire to vote his or her shares in person. All costs of this solicitation are to be borne by the Company.

         The Company has fixed May 19, 1997 as the record date (the "Record Date") for the determination of shareholders entitled to notice of and to vote at the Meeting or any adjournment or adjournments thereof. As of the Record Date, the Company had 4,823,958 Common Shares outstanding, the only outstanding voting securities of the Company. Shareholders are entitled to one vote for each share owned upon all matters to be considered at the Meeting.

         This Proxy Statement, the accompanying Notice of Meeting of Shareholders, the Proxy and the 1996 Annual Report to Shareholders for the year ended November 30, 1996, are expected to be mailed commencing on or about June 2, 1997, to shareholders of record on the Record Date.


                  STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

         The following table sets forth, as of the Record Date, certain information concerning those persons known to the Company, based on information obtained from such persons, with respect to the beneficial ownership (as such term is defined in Rule 13d-3 under the Securities Exchange Act of 1934, hereinafter referred to as the "Exchange Act") of Common Shares by (i) each person known by the Company to be the owner of more than 5% of the outstanding Common Shares, (ii) each Director and nominee for Director, (iii) each executive officer named in the Summary Compensation Table, and (iv) all Directors and executive officers as a group.

Name and Address                       Beneficial Shares                     Percent of
of Beneficial Owner(1)                      Owned (2)                  Common Shares (3)
----------------------                 -------------------             -----------------

Ira Levy                                     255,000(4)                         5.3%
Steven J. Lubman                             255,000(5)                         5.3%
David Siegel                                  10,000(6)                         0.2%
Mark Siegel                                   21,998(6)                         0.5%
All directors and executive officers
as a group (4 persons)                       541,998(7)                        11.2%


------------------

(1) The business address of each person is Surge Components, Inc., 1016 Grand Boulevard, Deer Park, New York 11729.

(2) Unless otherwise noted, the Company believes that all persons named in the table have sole voting and investment power with respect to all Common Shares beneficially owned by them, subject to community property laws, where applicable. A person is deemed to be the beneficial owner of securities that can be acquired by such person within 60 days from the date hereof upon the exercise of warrants or options. Each beneficial owner's percentage ownership is determined by assuming that options or warrants that are held by such person (but not those held by any other person) and which are exercisable within 60 days from the date hereof have been exercised.

(3) Unless otherwise indicated, based on 4,823,958 shares issued and outstanding.

(4) Excludes Common Shares held by Mr. Lubman which are subject to certain voting and transfer restrictions pursuant to a Stock Purchase Agreement made by and between Mr. Levy and Mr. Lubman. See "Certain Relationships and Related Transactions."

(5) Excludes Common Shares held by Mr. Levy which are subject to certain voting and transfer restrictions pursuant to a Stock Purchase Agreement made by and between Mr. Lubman and Mr. Levy. See "Certain Relationships and Related Transactions."

(6) Includes 10,000 shares issuable upon exercise of currently exercisable options.

(7) Includes 20,000 shares issuable upon exercise of currently exercisable options.

Proposal 1.                     ELECTION OF DIRECTORS

         The Company's Board of Directors is comprised of four Directors. The Board of Directors has nominated Ira Levy, Steven J. Lubman, David Siegel and Mark Siegel, each of whom currently serves as a Director, for election as Directors at the Meeting, to hold office, subject to the provisions of the Company's By-laws, for a one-year term, or until their successors are duly elected and qualified. It is intended that the accompanying form of Proxy will be voted FOR the election as Directors of the four (4) nominees named above, unless the Proxy contains contrary instructions. Proxies which direct the Proxy holders to abstain and do not direct the Proxy holders to vote for or withhold authority in the matter of electing Directors will be voted for the election of the four (4) Directors named below. Proxies cannot be voted for a greater number of persons than the number of nominees named in the Proxy Statement.

         Management has no reason to believe that any of the nominees will not be a candidate or will be unable to serve. However, in the event that any of the nominees should become unable or unwilling to serve as a Director, the Proxy will be voted for the election of such person or persons as shall be designated by the Directors.

         Set forth below is certain information, as of the Record Date, concerning each nominee.

Name                                       Age                                Position
----                                       ---                                --------

David Siegel                               71                   Chairman of the Board
Ira Levy                                   40                   President and Director
Steven J. Lubman                           41                   Vice President, Principal Financial
                                                                Officer, Secretary and Director
Mark Siegel                                43                   Director

DIRECTORS AND EXECUTIVE OFFICERS

         David Siegel has served as Chairman of the Board of Directors of the Company since 1983. Mr. Siegel also serves on the Boards of Directors of Nu-Horizons Electronics Corp., Kent Electronics Corp. and Micronetics Corp., each of which is a publicly owned company. David Siegel is the father-in-law of Ira Levy and the father of Mark Siegel.

         Ira Levy has served as President of the Company and a Director since its inception on November 24, 1981. From 1976 to 1981, Mr. Levy was employed by Capar Components Corp. ("Capar"), an importer and supplier of capacitor and resistor products.

         Steven J. Lubman has served as Vice President, Principal Financial Officer, Secretary and a Director of the Company since its inception on November 24, 1981. From 1975 to 1981, Mr. Lubman was employed by Capar.

         Mark Siegel was appointed to the Board of Directors in October 1996. Since 1985, Mr. Siegel has been the President of Mark Siegel Inc. d/b/a Great American Electronics Corp., an electronics parts distributor. Mark Siegel is the son of David Siegel.

         Each Director will hold office until the next Annual Meeting of shareholders or until his successor has been elected and qualified. Officers are appointed by and serve at the discretion of the Board of Directors. Directors currently receive no cash compensation for serving on the Board of Directors other than stock options and reimbursement of reasonable expenses incurred in attending meetings.

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE ELECTION FOR THE NOMINEES NAMED ABOVE (PROPOSAL 1).

COMMITTEES AND MEETINGS OF THE BOARD OF DIRECTORS

         The Company held one meeting of the Board of Directors during the fiscal year ended November 30, 1996 and took other action by unanimous written consent in lieu of a meeting. David Siegel and Mark Siegal serve on the Company's Audit and Compensation Committees. The Compensation Committee reviews and approves the compensation to be paid to certain officers of the Company. David Siegel currently receives $750 per month in recognition for his service to the Board of Directors as a member and President of the Audit and Compensation Committees. Mark Siegel currently receives $500 per month for serving on the Audit and Compensation Committees. Each outside director also receives reimbursement of expenses incurred on behalf of the Company, as well as options from time to time, at the discretion of the Board of Directors. On January 8, 1997, Mark Siegel and David Siegel were each granted 10,000 shares of Common Stock exercisable at $3.50 per share in recognition of their service on the Board of Directors, all of which vested immediately. No member of the Board of Directors attended, in person or telephonically, fewer than 75% of the total number of meetings of the Board and committees thereof upon which he served during the fiscal year ended November 30, 1996.

         The Company's Managing Underwriter, Maidstone Financial, Inc. ("Maidstone") has the right during the three-year period ending July 31, 1999, in its sole discretion, to designate one person for election as a director, or alternatively to designate an individual to serve as a non-voting advisor to the Company's Board of Directors. The Company's officers, directors and their affiliates, have agreed to vote their Common Shares in favor of such designee. The underwriter has not exercised its right to designate such a person.

Executive Compensation

                           SUMMARY COMPENSATION TABLE


         The following table sets forth all compensation awarded to, earned by, or paid for all services rendered to the Company, a small business issuer, during the fiscal years ended November 30, 1996, 1995 and 1994, by the Company's Chief Executive Officer and any Named Executive Officers whose total compensation exceeded $100,000.

                               Annual Compensation


                                                                                                             Long-Term
                                            Annual Compensation                                             Compensation
                                                                                                            ------------
                                                                                    Other Annual               Shares
Name and Principal                                Salary         Bonus              Compensation             Underlying
Position                     Year                   ($)           ($)                  ($)(1)                Options(#)
--------                     ----                   ---           ---                  ------                ----------
Ira Levy                     1996                $137,116      $107,500
President and CEO            1995                $143,500      $103,600(1)                 0                      0
                             1994                $131,715      $ 30,000(1)                 0                      0
Steven J. Lubman             1996                $128,742      $107,500
Vice President               1995                $162,845      $103,600(1)                 0                      0
                             1994                $122,430      $ 30,000(1)                 0                      0
------------------


(1) The above compensation figures do not include the cost to the Company of the use of automobiles leased by the Company, the cost to the Company of benefits, including premiums for life insurance and any other perquisites provided by the Company to such persons in connection with the Company's business all of which does not exceed the lesser of $50,000 or 10% of such person's annual salary and bonus.

         The Company did not grant any options in the last two fiscal years to any of its executive officers. The Company does not have any long-term incentive plans for compensating its executive officers.

OPTION GRANTS IN LAST FISCAL YEAR

         The table below includes the number of stock options granted to the executive officers named in the Summary Compensation Table during the year ended November 30, 1996 and exercise information.

                                     Individual Grants
                                     -----------------
                             Number of            Percent of
                             Securities           Total Options
                             Underlying           Granted to
                             Options              Employees in          Exercise                Expiration
Name                         Granted(#)           Fiscal Year           Price($/sh)                Date
----                         ----------           -----------           -----------                ----

None

Aggregated Option Exercises in Last Fiscal Year and FY End Option Values

         The table below includes information regarding the value realized on option exercises and the market value of unexercised options held by the executive officers named in the Summary Compensation Table during the year ended November 30, 1996.

                                                                                       Value of
                                                                 Number of           Unexercised
                                                                Unexercised          In-The-Money
                           Shares                                 Options               Options
                          Acquired                              at FY-End(#)         at FY-End($)
                          on Exer-         Value               Exercisable/          Exercisable/
         Name             cise (#)        Realized($)          Unexercisable         Unexercisable
         ----             --------        -----------          -------------         -------------

         None

DIRECTORS COMPENSATION

         Directors currently receive no cash compensation for serving on the Board of Directors other than stock options and reimbursement of reasonable expenses incurred in attending meetings. However, the Company's two non-officer directors each received stock options from the Company, in both 1996 and 1997 to purchase 5,000 Common Shares.

EMPLOYMENT AGREEMENTS

         The Company entered into Employment Agreements dated as of February 1, 1996 with Ira Levy, President, and Steven J. Lubman, Vice President. The Agreements provide that Messrs. Levy and Lubman shall devote all of their business time to the Company, each in consideration of an annual salary of $200,000 for the five-year period commencing on July 31, 1996. Bonuses to Messrs. Levy and Lubman are to be based upon the performance of the Company and determined at the discretion of the Board of Directors. Their salaries may be increased annually during the term of the employment agreements at the discretion of the Board of Directors (or a Compensation Committee). Their agreements provide that during the term of employment with the Company and for a period of one year following termination of employment, Messrs. Levy and Lubman are prohibited from engaging in activities which are competitive with those of the Company. The agreements further provide that in the event of a change of control, where Ira Levy or Steven J. Lubman is not elected to the Board of Directors of the Company and/or is not elected as an officer of the Company and/or there has been a change in the ownership of at least 25% of the issued and outstanding stock of the Company, and such issuance was not approved by either Ira Levy or Steven J. Lubman, then the non-approving person(s) may elect to terminate his employment contract and receive 2.99 times his annual compensation (or such other amount then permitted under the Internal Revenue Code without an excess penalty), in addition to the remainder of his compensation under his existing employment contract.

         The Company has agreements with independent representatives who receive commissions of 5% on the net amount of invoices rendered by the representative after all trade discounts, freight, transportation allowances, sales taxes, insurance and the like have been deducted. The representatives agree to not represent any person or entity manufacturing or selling products which are competitive with products and services sold by the Company throughout the term of the agreement. The agreements continue unless terminated by written notice by either party or the agreement is breached by either party.


STOCK OPTIONS

         1995 Employee Stock Option Plan

         In January 1996 the Company adopted and the shareholders ratified in February 1996, the 1995 Employee Stock Option Plan (the "Option Plan"). The Option Plan provides for the grant of options to qualified employees (including officers and directors) of the Company, employees of the Company's subsidiary, independent contractors, consultants and other individuals to purchase an aggregate of 350,000 Common Shares. The exercise power of all options must be at least 85% of fair market value of the Common Shares on the date of grant.

STOCK OPTIONS

         On February 19, 1996, the Company granted five-year incentive stock options under the Option Plan to ten (10) employees to purchase an aggregate of 86,000 Common Shares. The options become effective on July 31, 1996 and are exercisable at $3.20 per Common Share and vest in either 25% increments at the end of each of the first four years from July 31, 1996 or in 50% increments at the end of each of the first two years from July 31, 1996. The Company also granted five-year non-qualified stock options under the Option Plan to seven (7) persons with whom the Company has a business relationship, to purchase an aggregate of 60,000 Common Shares. These options become effective on July 31, 1996 and are exercisable at $3.20 per Common Share and vest in 25% increments at the end of each of the first four years from July 31, 1996.

         On January 8, 1997, the Company granted Tsung-Ming Chen and Gerald Schimmel, the Quality Assurance Director of Marketing and the National Sales Manager, respectively, each 20,000 options, subject to the vesting schedule specified in the agreements, at an exercise price of $3.50 per share. On January 8, 1997, Mark Siegel and David Siegel, non-officer directors, were each granted 10,000 shares of Common Stock exercisable at $3.50 per share in recognition of their service on the Board of Directors, all of which vested immediately.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         The Company has entered into five-year employment agreements with Ira Levy, President, and Steven J. Lubman, Vice President, effective July 31, 1996 at an annual salary of $200,000. These agreements contain non-competition provisions and the payment of "golden parachutes" in the event of a change in control of the Company, as defined in the agreement.

         The Company's executive offices and warehouse facility are leased from Great American Realty of Deer Park Co., a company whose stock is owned 33 1/3 % each by Ira Levy and Steven J. Lubman, officers of the Company and Mark Siegel, a Director. The monthly rental is $4,598 during 1996, increasing at 5% per annum during the term of the lease which expires on December 31, 1998.

         Pursuant to a warrant agreement dated April 5, 1994, the Company issued to HGI, Incorporated, an underwriter of the Company's Public Offering for an aggregate purchase price of $1,200, warrants (the "HGI Warrants") to purchase up to an aggregate of 1,000,000 shares of the Company's Common Shares, each warrant entitling the holder thereof to purchase one Common Share at $.12 per share. In June 1996, HGI exercised the HGI Warrants and sold the 1,000,000 Common Shares for an aggregate of $3,200,000, or $3.20 per Common Share, in a private transaction to Joel M. Pashcow, a client of HGI, who was an existing non-affiliated shareholder of the Company. The Company has been advised by Mr. Pashcow that he no longer owns the aforementioned 1,000,000 Common Shares and therefore a voting proxy held by Ira Levy over Mr. Pashcow's shares is no longer in effect.

         Ira Levy and Steven J. Lubman, officers of the Company, borrowed funds totaling $39,425 during the two- year period ended November 30, 1995. All of these loans were repaid in 1995. The loans were payable upon demand and bore interest at a rate of eight percent (8%) per annum.

         Messrs. Levy and Lubman have personally guaranteed the Company's letter of credit agreement and direct borrowings with the Company's lender for an aggregate of approximately $1,000,000.

         Ira Levy and Steven J. Lubman entered into a Stock Purchase Agreement in March 1992 which relates to their respective share ownership in the Company. Pursuant to the agreement, Messrs. Levy and Lubman each agreed to vote their shares, for as long as the other party continues to own voting shares of the Company, in such manner to elect each of them as a director of the Company. Furthermore, in the event of the death of either Messrs. Levy or Lubman, the survivor shall buy the decedent's shares of the Company. The purchase shall be funded through the use of life insurance policies held by Messrs. Levy and Lubman which name the other party as beneficiary. In addition, the agreement grants Messrs. Levy and Lubman a right of first refusal to purchase each other's shares in the event of disability, retirement or sales to third parties at an agreed upon price.

         On January 8, 1997, Mark Siegel and David Siegel , non-officer directors, were each granted 10,000 shares of Common Stock exercisable at $3.50 per share in recognition of their service on the Board of Directors, all of which vested immediately.

         The Company believes that the terms of each of the foregoing transactions were no less favorable to the Company than could have been obtained from non-affiliated third parties, although no independent appraisals were obtained. Future transactions with affiliates of the Company, if any, will be on terms believed by the Management to be no less favorable than are available from unaffiliated third parties and will be approved by a majority of disinterested directors.

PROPOSAL 2. RATIFICATION OF APPOINTMENT OF AUDITORS

         The Board of Directors has appointed Seligson & Giannattasio, LLP, of White Plains, New York, to continue as the Company's auditors and to audit the books of account and other records of the Company for the fiscal year ending November 30, 1997. The Board recommends that shareholders vote "FOR" ratification of such appointment. A representative of Seligson & Giannattasio, LLP is expected to attend the Meeting.

The Board of Directors Recommends Shareholders Vote "FOR" the Ratification of the Appointment of Seligson & Giannattasio, LLP as the Company's Auditors (Proposal 2).


                                  OTHER MATTERS

         The Board of Directors is not aware of any business to be presented at the Meeting except the matters set forth in the Notice and described in this Proxy Statement. Unless otherwise directed, all shares represented by Board of Directors' Proxies will be voted in favor of the proposal of the Board of Directors described in this Proxy Statement. If any other matters come before the Meeting, the persons named in the accompanying Proxy will vote on those matters according to their best judgment.

COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT

        Section 16(a) of the Exchange Act requires the Company's officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Officers, directors and greater than ten percent shareholders are required by regulation to furnish the Company with copies of all Section 16(a) forms they file.

        Based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons that no Form 5's were required for those persons, the Company is not aware of any failures by any of its Directors, executive officers or beneficial owners of more than ten percent of the Common Shares, to file reports or report transactions pursuant to Section 16(a) of the Exchange Act in a timely manner during the Company's fiscal year ended November 30, 1996.

EXPENSES

        The entire cost of preparing, assembling, printing and mailing this Proxy Statement, the enclosed Proxy and other materials, and the cost of soliciting Proxies with respect to the Meeting, will be borne by the Company. The Company will request banks and brokers to solicit their customers who beneficially own shares listed of record in names of nominees, and will reimburse those banks and brokers for the reasonable out-of-pocket expenses of such solicitations. The original solicitation of Proxies by mail may be supplemented by telephone and telegram by officers and other regular employees of the Company, but no additional compensation will be paid to such individuals.

SHAREHOLDER PROPOSALS

        No person who intends to present a proposal for action at a forthcoming shareholders' meeting of the Company may seek to have the proposal included in the proxy statement or form of proxy for such meeting unless that person (a) is a record or beneficial owner of at least 1% or $1,000 in market value of Common Shares, has held such shares for at least one year at the time the proposal is submitted, and such person shall continue to own such shares through the date on which the meeting is held, (b) provides the Company in writing with his name, address, the number of shares held by him and the dates upon which he acquired such shares with documentary support for a claim of beneficial ownership, (c) notifies the Company of his intention to appear personally at the meeting or by a qualified representative under New York law to present his proposal for action, and (d) submits his proposal timely. A proposal to be included in the proxy statement or proxy for the Company's next Annual Meeting of Shareholders, will be submitted timely only if the proposal has been received at the Company's principal executive office no later than February 2, 1998. If the date of such meeting is changed by more than 30 calendar days from the date such meeting is scheduled to be held under the Company's By-Laws, or if the proposal is to be presented at any meeting other than the next Annual Meeting of Shareholders, the proposal must be received at the Company's principal executive office at a reasonable time before the solicitation of proxies for such meeting is made.

        Even if the foregoing requirements are satisfied, a person may submit only one proposal with a supporting statement if the latter is requested by the proponent for inclusion in the proxy materials, which proposal and supporting statement together may not exceed 500 words, and under certain circumstances enumerated in the Securities and Exchange Commission's rules relating to the solicitation of proxies, the Company may be entitled to omit the proposal and any statement in support thereof from its proxy statement and form of proxy.

REQUEST FOR ANNUAL REPORT ON FORM 10-KSB

        Copies of the Company's 1996 Annual Report on Form 10-KSB for the fiscal year ended November 30, 1996, as filed with the Securities and Exchange Commission, including the financial statements, accompany these proxy materials. Additional copies of the Company's 1996 Annual Report can be obtained without charge by shareholders (including beneficial owners of Common Shares) upon written request to Steven J. Lubman, the Company's Secretary, Surge Components, Inc., 1016 Grand Boulevard, Deer Park, NY 11729. The Company's EDGAR filings may be found on the Worldwide Web at www.sec.gov.

                                             By Order of the Board of Directors



                                             Steven J. Lubman
                                             Secretary


Date: Deer Park, New York
      June 2, 1997

                                     PROXY
                            SURGE COMPONENTS, INC.

     The undersigned, a holder of Common Shares of Surge Components, Inc., a New York corporation (the "Company"), hereby appoints Ira Levy and Steven J. Lubman, and each of them, the proxies of the undersigned, each with full power to appoint their substitutes, and hereby authorizes them to attend, represent and vote for the undersigned, all of the shares of the Company held of record by the undersigned on May 19, 1997, at the Annual Meeting of Shareholders of the Company to be held at the Company's executive offices at 1016 Grand Boulevard, Deer Park, New York 11729, at 10:00 a.m. (Eastern Standard Time), on June 30, 1997 and any adjournment(s) thereof, as follows:

1. ELECTION OF DIRECTORS, as provided in the Company's Proxy Statement:
    / / FOR all nominees listed below
    / / WITHHOLD AUTHORITY to vote for all the nominees listed below (Instructions: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH OR OTHERWISE STRIKE OUT THE NOMINEE'S NAME BELOW)
           Ira Levy / Steven J. Lubman / David Siegel / Mark Siegel

2. The ratification of the appointment of Seligson & Giannattasio, LLP as the Company's auditors for the fiscal year ending November 30, 1997.
                      / / FOR   / / AGAINST   / / ABSTAIN
                               (Continued Over)

                          (Continued from Other Side)

     THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN ACCORDANCE WITH THE INSTRUCTIONS INDICATED HEREON. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE DIRECTORS NAMED IN PROPOSAL 1, FOR THE ADOPTION OF PROPOSAL 2 AND AS SUCH PROXIES SHALL DEEM ADVISABLE ON SUCH OTHER BUSINESS AS MAY COME BEFORE THE MEETING. EACH MATTER ABOVE WAS PROPOSED BY THE BOARD OF DIRECTORS.

     The undersigned acknowledges receipt of a copy of the Notice of Annual Meeting and accompanying Proxy Statement dated June 30, 1997 relating to the Annual Meeting and the 1996 Annual Report to Shareholders.
Date:      , 1997
                                                -------------------------------

                                                -------------------------------

                                                Signature(s) of Shareholders(s)
                                                The signature(s) hereon should
                                                correspond exactly with the
                                                name(s) of the Shareholder(s)
                                                appearing on the Stock
                                                Certificate. If stock is
                                                jointly held, all joint owners
                                                should sign. When signing as
                                                attorney, executor,
                                                administrator, trustee or
                                                guardian, please give full
                                                title as such. If signer is a
                                                corporation, please sign the
                                                full corporate name, and give
                                                title of signing officer.
                                                THIS PROXY IS SOLICITED BY THE
                                                BOARD OF DIRECTORS OF SURGE
                                                COMPONENTS, INC.
PLEASE MARK, SIGN, DATE AND RETURN THE PROXY PROMPTLY USING THE ENCLOSED
                                   ENVELOPE.
                         IT IS IMPORTANT THAT YOU VOTE.